EX.99.CODE ETH

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Robert M. Slotky

Professionally Managed Portfolios

2020 E. Financial Way, Ste. 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7383

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

Semi-Annual Report

June 30, 2008

Winslow Green Growth Fund

Winslow Green Solutions Fund

WINSLOW GREEN MUTUAL FUNDS

A Message to Our Shareholders

A Message from the Partners of Winslow Management Company, LLC

We are pleased to provide you with the 2008 semi-annual report for the Winslow Green Mutual Funds.

In reviewing our letters to shareholders over the past few years, we realized that we’ve been fortunate in the amount of good news we’ve been able to share – both in terms of developments in the green economy, as well as in the performance of our portfolios. However, during the first half of 2008 the U.S. economy faced multiple crises, and the performance of the Funds suffered in concert with domestic and global economic problems.

The first half of the year proved to be extremely volatile for global capital markets, including the U.S. stock market which as of June 30, 2008 was technically a bear market. There is little need to remind investors of the painful economic events of the last six months. The ongoing collapse in U.S. housing prices exposed the far reaching risks in credit markets with limited liquidity. Economic growth slowed throughout the year in the face of escalating fuel and food inflation, most notably seen in the spike in oil prices to a range of $125 – $150 per barrel. And the U.S. dollar hit new lows relative to major world currencies, as our imported oil bill approached one trillion dollars a year.

All in all, the combination of stormy financial markets, slowing growth, and rising inflation created very challenging investment conditions during the first half of 2008. And yet, the problems that have created our short-term crises – overconsumption, borrowing beyond our means, and in particular addictive consumption of oil and other non-renewable commodities – are the very problems that, in our belief, suggest long-term growth for the clean energy and resource efficiency businesses on which we focus our investment portfolios. We still strongly believe that such companies represent excellent long-term investment opportunities, and that the success of our society as a whole is in fact dependent on the success of these fledging companies and industries. We note that while the IPO market for venture capital-backed private companies is currently at a standstill, funding of private companies in the clean technology space rose to a record $2 billion in the second quarter of 2008, according to the Cleantech Group’s periodic survey. Venture funding of clean technology companies has captured a larger and larger slice of the overall venture capital pie over the past several years, a trend that in our view could lead to the commercialization of exciting new technologies, as well as further expansion in coming years in the number of new public investment opportunities.

Recently, T. Boone Pickens – perhaps the most respected and successful oil tycoon in America – launched a $10 million nationwide media blitz promoting his plan to eliminate our addiction to foreign oil. The campaign states that our oil addiction “…threatens our economy, our environment, and our national security,” and boldly declares his vision of the United States’ potential to become the “Saudi Arabia of wind power.” Not unlike T. Boone Pickens (a phrase we are pleasantly surprised to be using), we believe that clean energy production and efficient resource usage will be an integral part of solving our energy, economic, environmental, and security challenges. The transition won’t be easy on the economy or on investors, and we fully expect to see continued volatility as the world adapts to a new reality, but we hold a deep belief that the long-term financial beneficiaries will include investors in companies that are leaders and innovators in the race to address the huge global market demand for green solutions. This long-standing belief continues to guide and shape all of our investment decisions.

Finally, most of our shareholders should by now be aware that the Funds are now supported by a new administrative partner: U.S. Bancorp Fund Services in Milwaukee. Due to our legal structure, it was necessary for us to conduct a shareholder proxy voting process – for many involved this process was akin to having one’s wisdom teeth removed. But at the end of the tunnel, we find ourselves with a new business partner that we believe will provide excellent service to shareholders in the future. Hopefully, the fact that we have been able to reduce shareholder expenses – you can find more information about our new expense ratios in the financial

WINSLOW GREEN MUTUAL FUNDS

A Message to Our Shareholders

tables within this semi-annual report – is only the first of many benefits that shareholders should experience as a result of this service transition.

As always, we welcome your questions and comments. On behalf of everyone at Winslow Management Company, we thank you for your continued investment and your commitment to green investing.

Sincerely,

Jackson W. Robinson	Matthew W. Patsky
Portfolio Manager,	Portfolio Manager,
Winslow Green Growth Fund	Winslow Green Solutions Fund
Partner,	Partner,
Winslow Management Company, LLC	Winslow Management Company, LLC

Winslow Green Growth Fund

Management Discussion of Financial Performance

The Winslow Green Growth Fund lagged its benchmark, the Russell 2000 Growth Index, during the first half of 2008. While the Fund generated solid returns during the second quarter of 2008, it underperformed during the first 3 months of the year.

The multiple trends that point to long-term growth in the green economy appear to be firmly in place. However, in the short term, the economy and the stock market were dominated by three stories during the first half of the year – oil and raw materials, real estate, and financial services – creating both positive and negative impacts on the Fund’s portfolio:

1.	The soaring price of oil and other raw materials supports the potential long-term growth of many of our clean energy and resource efficiency plays. However, in the short term our portfolio was negatively affected along with the broader economy by the rising food and fuel inflation, as well as the ensuing effect on consumer confidence.
2.	Continued declines in real estate prices and a virtual standstill in new residential construction took their toll on green building stocks, although many companies are still expecting strong growth in the retrofit market (i.e. adding new “green” features to existing residential and commercial properties).
3.	The financial services industry suffered significant damage from a case of toxic “financial innovation” poisoning. Banks and brokerage firms continued to write off hundreds of billions of dollars of bad debt created through exotic mortgages and other highly-leveraged derivative instruments. While this process did have some direct impact on our portfolio – industrial companies are typically affected when the cost of capital increases – the greater impact was more indirect, as decreasing investor confidence created a particularly difficult environment for smaller growth stocks.

In short, the Fund’s relatively aggressive growth portfolio has been buffeted by economic forces that are not kind to aggressive growth portfolios. However, the Fund’s investment strategy is long-term and we are confident in both the long-term potential of our portfolio investments and our fundamental strategy.

During the first half of the year, our top contributor to positive performance was Energy Conversion Devices, a leader in building integrated and commercial rooftop photovoltaics. The company has a long history of strong technology development but less-than-ideal commercialization of that technology. Its new CEO

WINSLOW GREEN MUTUAL FUNDS

A Message to Our Shareholders

arrived with a strategy to address that issue, and as a result the company experienced breakout results during the quarter, reaching profitability while also growing revenues at a record pace. Other strong performers included Metalico, a metals recycling play; First Solar, a leader in the photovoltaic solar technology market; World Energy Solutions, an early innovator in the fledgling North American carbon trading industry; and, Acorda Therapuetics, a biotechnology company developing a new treatment for multiple sclerosis (MS) patients. The Fund’s worst performer during the first half was EnerNOC, an energy demand management company whose share price collapsed during the first quarter on news that it projected reaching profitability later than expected; the shares have since rebounded nicely as the company has executed quite well against reduced expectations. Other companies offering weak performance during the first half included Orion Energy Systems, an efficient lighting company; Gaiam, a natural products catalog retailer which suffered primarily due to the poor performance of Real Goods Solar’s initial public offering (Gaiam was the sole owner of Real Goods prior to the IPO); Chipotle Mexican Grill, which continued to succeed and grow but at a slower clip than expected by analysts, and, LSB Industries, a company whose business is becoming more and more focused on its geothermal HVAC systems division.

We foresee continued difficulties for the overall stock market in 2008 based on current economic conditions, but we plan to maintain our long-term green investing strategy and have full faith in that strategy. As of 6/30/08, the Fund was primarily invested in green solutions companies at 80% of assets, with the remaining 20% of assets invested in ‘clean’ or environmentally responsible companies in sectors such as medical products and software. The Fund was 20% invested in clean energy companies; 19% in green building products; 15% in sustainable living companies; 9% in resource efficiency; 8% in environmental services, and 7% invested in water management solutions. While the months ahead may bring continued volatility, we continue to believe that carefully selected, small, innovative companies with clean and/or green products and services can provide significant capital appreciation over the long-term.

Winslow Green Solutions Fund

Management Discussion of Financial Performance

The Winslow Green Solutions Fund underperformed its benchmark, the Russell Midcap Growth Index, during the first half of 2008. While the Fund outperformed its benchmark during the second quarter of 2008, it underperformed during the first 3 months of the year.

The stock market continued along a very uncertain trajectory during the quarter. Although we still have strong conviction about the multiple trends supporting long-term growth in the green economy, in the short term equity performance is being driven by a variety of immediate economic problems – notably spiking oil prices, general inflation, slowing growth, and the continuing fallout from the subprime mortgage crisis. The Fund’s performance during the first half of 2008 was certainly negatively affected by all of these factors, but these conditions have created investment opportunities in a number of companies which, at the end of 2007, were fully valued or overvalued in our opinion and thus were not good portfolio candidates. We feel that the compression on stock multiples has created excellent potential entry points for a variety of these holdings, and we believe that we are establishing positions across our portfolio at very attractive levels. In short, we are riding out the current storm, and positioning our portfolio for what we feel is inevitable long-term growth within the green solutions markets that are the focus of the Fund’s strategy.

The notable highlight to the Fund’s performance during the first half was that of our holdings within the resource efficiency investment theme – specifically our investments in several metals recycling companies. High costs for raw metal production and rising prices for commodity metals drove increased market demand for recycled metals. Our positions in SIMS Group, Schnitzer Steel, and Metalico were our first, second and fifth best performing stocks during the first half, respectively. Other strong performers during the first half of the year included Lindsay Manufacturing, a leading provider of advanced, high efficiency irrigation systems, and Vestas Wind Systems, a global leader in wind power.

WINSLOW GREEN MUTUAL FUNDS

A Message to Our Shareholders

Negative performance was generated by EnerNOC, an energy demand management company; Veolia Environnement, a global water solutions provider; Renewable Energy Corp, an integrated solar technology provider; and two sustainable living companies, Gaiam and Whole Foods Market. Our sustainable living holdings provided weak performance in general during the first half of the year, as food inflation and general pressure on consumer budgets took their toll on these companies’ sales.

Over the next five to ten years, it is our position that green industries such as solar and wind power, green building products, energy efficiency, and others may experience rapid growth. Such industries have grown rapidly over the past several years, in a period where U.S. policy at times seemed almost diametrically opposed to clean energy and resource efficiency; it appears that our next president could put in place policies that may be far more favorable to our portfolio (not to mention the environment). While short-term conditions continue to offer anxiety and uncertainty to investors, we are very optimistic in our longer-term view for the development and growth of the green economy.

Sincerely,

Jackson W. Robinson	Matthew W. Patsky
Portfolio Manager,	Portfolio Manager,
Winslow Management Company, LLC	Winslow Green Solutions Fund

Past performance does not guarantee future results.

Investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. The Funds invest in small and medium capitalization companies, which present greater risk than larger companies due to limited product lines, markets and financial or managerial resources. The Winslow Green Solutions Fund invests in foreign securities, which present increased risk over U.S. investments in the form of currency fluctuation, different regulation, accounting standards, trading practices and levels of available information, generally higher transaction costs, and political risk; it also focuses on green solutions companies, which presents increased risk over a more diversified portfolio by limiting investment choices to a specific sector that may or may not perform as well as other industry sectors.

The views in this report were those of the Fund managers as of June 30, 2008 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments for complete fund holdings.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 314-9049 or visiting the Fund’s website. Read and consider it carefully before you invest.

The Winslow Green Mutual Funds are distributed by Quasar Distributors, LLC.

WINSLOW GREEN MUTUAL FUNDS

Performance Chart and Analysis

June 30, 2008 (Unaudited)

The graphs and tables on the following pages reflect the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund and the Winslow Green Solutions Fund, including reinvested dividends and distributions, compared with broad-based securities market indices, since inception. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment. Russell Mid Cap Growth Index measures the performance of the Russell Midcap companies with high price-to-book ratios and high forecasted growth values.

Total return figures include the reinvestment of dividends and capital gains. Prior to April 1, 2001, Winslow Management Company (the “Adviser”) managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Winslow Green Growth Fund. The Fund’s performance for periods before April 1, 2001 is that of the common trust fund, and reflects the expenses of the common trust fund. If the common trust fund’s performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

WINSLOW GREEN MUTUAL FUNDS

Performance Chart and Analysis

June 30, 2008 (Unaudited)

Average Annual Total Return as of 6/30/08	One Year	Five Year	Ten Year
Winslow Green Growth Fund – Investor Shares	(18.73%)	11.05%	13.39%
Winslow Green Growth Fund – Institutional Shares	(18.51%)	11.16%	13.45%
Russell 2000 Growth Index	(10.83%)	10.37%	2.80%
Investment Value on 06/30/2008
Winslow Green Growth Fund – Investor Shares	$35,151
Winslow Green Growth Fund – Institutional Shares	$35,321
Russell 2000 Growth Index	$13,180

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Growth Fund’s annual operating expense ratio (gross) for the previous fiscal year was 1.47% for Investor Shares and 1.22% for Institutional Shares. However, the Funds’ adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2009, to limit total annual fund operating expenses to 1.45% for Investor Shares and 1.20% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class’ inception date of June 6, 2006, are based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher. See previous paragraph explaining the Institutional Class performance prior to April 1, 2001.

WINSLOW GREEN MUTUAL FUNDS

Performance Chart and Analysis

June 30, 2008 (Unaudited)

Winslow Green Solutions Fund vs. Russell 2500 Index

Total Return as of 6/30/2008	Since Inception (11/1/07)
Winslow Green Solutions Fund	(10.08%)
Russell 2500 Growth Index	(10.88%)

Investment Value on 6/30/2008
Winslow Green Solutions Fund	$8,992
Russell 2500 Growth Index	$8,912

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Solutions Fund’s annual operating expense ratio (gross) for the previous fiscal year ending December 31, 2007, was 5.71% for Investor Shares. However, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2009, to limit total annual fund operating expenses to 1.45% for Investor Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Security Description	Value
Common Stock – 99.1%
Clean Energy – 20.3%
208,756	American Superconductor Corp.(a)	$7,483,903
1,186,900	Canadian Hydro Developers, Inc.(a)	6,227,238
290,447	Capstone Turbine Corp.(a)	1,216,973
400,000	Energy Conversion Devices, Inc.(a)	29,456,000
50,000	First Solar, Inc.(a)	13,641,000
76,618	Infinity Bio-Energy, Ltd(a)(b)	294,979
2,581,007	Nevada Geothermal Power, Inc. Private Placement(a)(b)(c)	2,950,091
1,168,519	Nevada Geothermal Power, Inc.(a)	1,460,649
620,500	Protonex Technology Corp.(a)(b)	772,458
1,121,920	Real Goods Solar, Inc.(a)(b)(d)	6,899,808
30,000	Solar Millennium AG(a)	1,282,394
3,650,000	U.S. Geothermal, Inc.(a)(d)	10,731,000
294,708	U.S. Geothermal, Inc. Restricted(a)(b)(c)(d)	779,797

		83,196,290

Consumer Services – 1.0%
622,907	Princeton Review, Inc.(a)	4,210,851

Environmental Services – 8.5%
782,276	Casella Waste Systems, Inc.(a)	9,535,944
139,513	Stantec, Inc.(a)	3,598,040
567,869	Telvent GIT S.A.	13,640,213
6,300,000	World Energy Solutions, Inc.(a)(b)(d)	8,031,774

		34,805,971

Green Building Products – 19.4%
769,062	Apogee Enterprises, Inc.	12,428,042
718,049	Interface, Inc.	8,997,154
50,000	Kingspan Group	489,931
1,188,883	Lighting Science Group Corp.(a)(b)	6,122,747
1,075,000	LSB Industries, Inc.(d)	21,285,000
1,298,756	Orion Energy Systems, Inc.(a)	12,987,560
660,000	Waterfurnace Renewable Energy, Ltd.(b)(d)	17,456,311

		79,766,745

Internet / Software – 7.9%
350,000	Bankrate, Inc.(a)	13,674,500
479,918	eHealth, Inc.(a)	8,475,352
800,000	Monotype Imaging Holdings, Inc.(a)	9,744,000
1,000,000	Think Partnership, Inc.(a)	440,000

		32,333,852

Medical Products – 5.9%
555,000	Delcath Systems, Inc.(a)	1,365,300
410,000	SurModics, Inc.(a)	18,384,400
3,177,700	ThermoGenesis Corp.(a)(d)	4,448,780

		24,198,480

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Security Description	Value
Pharmaceuticals – 5.7%
250,000	AMAG Pharmaceuticals, Inc.(a)	$8,525,000
1,241,810	Repligen Corp.(a)	5,861,344
80,000	Savient Pharmaceuticals, Inc.(a)	2,024,000
3,739,625	Unigene Laboratories, Inc.(a)	6,843,514

		23,253,858

Resource Efficiency – 8.6%
56,970	EnerNOC, Inc.(a)	1,022,611
50,000	Itron, Inc.(a)	4,917,500
446,330	Metalico, Inc. – Unregistered(a)(b)(c)	7,037,731
2,490,000	Orbcomm, Inc.(a)(d)	14,193,000
1,271,266	Pure Technologies, Ltd.(a)	3,291,304
125,000	Sims Group Ltd.	4,987,500

		35,449,646

Sustainable Living – 15.2%
108,230	Chipotle Mexican Grill, Inc. – Class A(a)	8,941,964
875,000	Gaiam, Inc.(a)	11,821,250
500,000	Green Mountain Coffee Roasters, Inc.(a)	18,785,000
590,000	Life Time Fitness, Inc.(a)	17,434,500
96,300	Lululemon Athletica, Inc.(a)	2,798,478
357,143	Organic To Go Food Corp. Private Placement(a)(c)	353,572
1,143,000	Organic To Go Food Corp.(a)	1,240,155
184,800	Sunopta, Inc.(a)	959,112

		62,334,031

Water Management – 6.6%
1,901,984	Basin Water, Inc.(a)(d)	8,901,286
1,446,000	Bioteq Environmental Technologies, Inc.(a)	4,537,805
100,000	Lindsay Corp.	8,497,000
50,000	Valmont Industries, Inc.	5,214,500

		27,150,591

Total Common Stock (Cost $415,679,122)		406,700,315

Warrants – 0.0%
57,142	Akeena Solar, Inc., Expires 11/2/12 at $10.08(a)(c)	—
399,540	Delcath Systems, Inc. Expires 09/21/12 at $4.53(a)(c)	—
175,480	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)	74,579
615,000	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(c)	—
675,064	Organic To Go Food Corp., Expires 10/15/12 at $2.50(a)(c)	—

Total Warrants (Cost $87,740)		74,579

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Growth Fund

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Security Description	Value
Short Term Investment – 1.0%
Money Market Fund – 1.0%
4,048,543	Fidelity Institutional Money Market Fund (Cost $4,048,543)	$4,048,543

Total Investments – 100.1% (Cost $419,815,405)		$410,823,437

Liabilities in Excess of Other Assets – (0.1%)		(621,916)

NET ASSETS – 100.0%		$410,201,521

Contracts	Security Description	Strike price	Expiration	Value

Call Options Written
1,000	Energy Conversion Devices, Inc.(a)	90	12/20/08	(870,000)
100	Green Mountain Coffee Roasters, Inc.(a)	55	12/20/08	(8,750)
464	Metalico, Inc.(a)	20	10/18/08	(66,120)

Total Call Options Written (Premiums received $550,102)				(944,870)

(a)	Non-income producing security.
(b)	Security is considered illiquid. As of June 30, 2008, the value of these investments was $50,345,696 or 12.3% of total net assets. See Note 2 in Notes to Financial statements.
(c)	Securities are fair valued under the supervision of the Board of Trustees (see Note 2).
(d)	Affiliated Company as defined by the Investment Company Act of 1940. Please see Note 6 in the Notes to Financial Statements.

PORTFOLIO HOLDINGS

% of Total Investments

Clean Energy	20.3%
Consumer Services	1.0%
Environmental Services	8.5%
Green Building Products	19.4%
Internet / Software	7.9%
Medical Products	5.9%
Pharmaceuticals	5.7%
Resource Efficiency	8.6%
Sustainable Living	15.2%
Water Management	6.5%
Warrants	0.0%
Short Term Investment	1.0%

100.0%

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Solutions Fund

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Security Description	Value
Common Stock – 93.0%
Clean Energy – 24.8%
4,800	American Superconductor Corp.(a)	$172,080
145,783	Babcock & Brown Wind Partners Group	229,897
16,432	Calpine Corp.(a)	370,706
56,629	Canadian Hydro Developers, Inc.(a)	297,112
9,936	Energy Conversion Devices, Inc.(a)	731,687
2,859	First Solar, Inc.(a)	779,992
4,403	Infinity Bio-Energy, Ltd.(a)	16,952
249,969	Nevada Geothermal Power, Inc.(a)	312,461
8,826	Ormat Technologies, Inc.	434,063
16,500	Protonex Technology Corp.(a)	20,541
31,128	Real Goods Solar, Inc.(a)	191,437
20,139	Renewble Energy Corp.(a)	521,941
4,628	Solar Millennium AG(a)	197,831
6,074	Sunpower Corp.(a)	437,207
112,239	U.S. Geothermal, Inc.(a)	329,983
24,000	U.S. Geothermal, Inc. Restricted(a)(b)	63,504
3,509	Vestas Wind Systems(a)	459,313

		5,566,707

Environmental Services – 8.0%
29,879	Casella Waste Systems, Inc.(a)	364,225
23,962	Covanta Holdings Corp.(a)	639,545
24,000	Telvent GIT S.A.	576,480
174,689	World Energy Solutions, Inc.(a)	222,708

		1,802,958

Green Building Products – 11.6%
13,547	Acuity Brands, Inc.	651,340
19,795	Apogee Enterprises, Inc.	319,887
25,454	Interface, Inc.	318,939
19,304	Kingspan Group	190,870
11,998	LSB Industries, Inc.	237,560
18,155	Miller Herman, Inc.	451,877
18,594	Orion Energy Systems, Inc.(a)	185,940
8,939	Waterfurnace Renewable Energies, Ltd.	236,427

		2,592,840

Green Transportation – 8.8%
67,134	Bombardier, inc.	487,852
14,466	Borgwarner, Inc.	642,001
81,854	Firstgroup Plc	847,806

		1,977,659

Resource Efficiency – 24.3%
13,194	Baldor Electric Co.	461,526
6,877	Deere & Co.	496,038
9,925	Itron, Inc.(a)	976,124

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Solutions Fund

Schedule of Investments

June 30, 2008 (Unaudited)

Shares	Security Description	Value
18,978	Johnson Controls, Inc.	$544,289
16,320	Metalico, Inc. – Unregistered(a)(b)(c)	257,334
52,218	Orbcomm, Inc.(a)	297,643
12,431	Roper Industries, Inc.	818,954
4,688	Schnitzer Steel Industries, Inc.	537,245
11,480	Sims Group Ltd. (NYSE)	458,052
15,041	Sims Group Ltd. (Austr.)	601,132

		5,448,337

Sustainable Living – 11.6%
4,441	Chipotle Mexican Grill, Inc.(a)	366,915
28,290	Gaiam, Inc.(a)	382,198
11,641	Green Mountain Coffee Roasters, Inc.(a)	437,352
12,784	Life Time Fitness, Inc.(a)	377,767
37,189	Sunopta, Inc.(a)	193,011
18,381	United Natural Foods, Inc.(a)	358,062
20,072	Whole Foods Market, Inc.	475,506

		2,590,811

Water Management – 3.9%
57,929	Bioteq Environmental Technologies, Inc.(a)	181,792
2,962	Lindsay Corp.	251,681
8,053	Veolia Environmental Services	449,760

		883,233

Total Common Stock (Cost $20,667,536)		20,862,545

Warrants – 0.0%
2,854	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)	1,213
10,500	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(b)	—

Total Warrants (Cost $1,427)		1,213

Short Term Investment – 6.4%
Money Market Fund – 6.4%
1,432,864	Fidelity Institutional Money Market Fund (Cost $1,432,864)	1,432,864

Total Investments – 99.4% (Cost $22,101,827)		$22,296,622

Other Assets in Excess of Liabilities – 0.6%		134,347

NET ASSETS – 100.0%		$22,430,969

(a)	Non-income producing security.
(b)	Securities are fair valued under the supervision of the Board of Trustees (see Note 2).
(c)	Security is considered illiquid. As of June 30, 2008, the value of these investments was $257,334 or 1.1% of total net assets. See Note 2 in Notes to Financial statements.

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Solutions Fund

Schedule of Investments

June 30, 2008 (Unaudited)

PORTFOLIO HOLDINGS

% of Total Investments

Clean Energy	25.0%
Environmental Services	8.1%
Green Building Products	11.6%
Green Transportation	8.9%
Resource Efficiency	24.4%
Sustainable Living	11.6%
Water Management	4.0%
Warrants	0.0%
Short Term Investment	6.4%

100.0%

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Statement of Assets and Liabilities

June 30, 2008 (Unaudited)

	Winslow Green Growth Fund	Winslow Green Solutions Fund
ASSETS
Investments in securities, market value:
Unaffiliated issuers (Cost $310,448,414 and $22,101,827 respectively)	$318,096,681	$22,296,622
Affiliated issuers (Cost $109,366,991 and $0, respectively)	92,726,756	—

Total Investments, at value	$410,823,437	$22,296,622
Cash	1,662,887	13,117
Receivables:
Investment securities sold	6,975,964	—
Expense reimbursement from adviser	—	29,536
Fund shares sold	1,523,883	308,943
Dividends and interest	42,405	15,537
Prepaid expenses	49,981	22,144

Total Assets	421,078,557	22,685,899

LIABILITIES
Call options written, at value (Premiums received $550,102, $0)	944,870	—
Payables:
Fund shares redeemed	307,827	800
Investment securities purchased	8,980,982	205,006
Accrued Liabilities:
Investment adviser fees	311,276	16,521
Administration fees	42,424	4,348
Custody fees	9,785	3,221
Service fee	153,871	545
Fund accounting fees	10,678	3,927
Transfer agent fees	21,201	2,115
Chief Compliance Officer fees	395	1,068
Other accrued expenses:	93,727	17,379

Total Liabilities	10,877,036	254,930

NET ASSETS	$410,201,521	$22,430,969

COMPONENTS OF NET ASSETS
Paid-in-capital	$440,835,327	$22,114,846
Accumulated net investment loss	(1,521,514)	(32,751)
Accumulated net realized gain (loss) on Investments, Written Options, and Foreign Currency Transactions	(19,725,556)	154,029
Net unrealized appreciation (depreciation) on:
Investments	(9,360,640)	(15,800)
Written Options	(394,768)	—
Foreign Currency Translations	368,672	210,645

NET ASSETS	$410,201,521	$22,430,969

COMPUTATION OF NET ASSET VALUE
Investor Shares:
Net Assets	$371,754,224	$22,430,969
Shares Outstanding	20,609,556	2,502,775
Net asset value per share	$18.04	$8.96
Institutional Shares:
Net Assets	$38,447,297	$—
Shares Outstanding	2,121,229	—
Net asset value per share	$18.13	$—

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Statement of Operations

Six Months Ended June 30, 2008 (Unaudited)

	Winslow Green Growth Fund	Winslow Green Solutions Fund
INVESTMENT INCOME
Dividend income	$1,037,437	$77,662
Interest income	123,645	20,482

Total Investment Income	1,161,082	98,144

EXPENSES
Investment advisory fees	1,727,012	75,151
Service Fee – Investor shares	434,813	62,296
Administration fees	148,324	8,439
Transfer agent fees	122,530	9,882
Legal expense	97,378	21,836
Custody fees	28,175	7,781
Reports to shareholders	24,457	9,564
Fund accounting fees	22,199	8,186
Compliance fee	17,729	3,472
Blue Sky fees	15,493	17,176
Audit fees	14,617	16,343
Trustee fees	5,955	927
Miscellaneous	5,800	2,059
Insurance expense	4,050	138
Registration fees	1,346	219
Other expenses	509	—

Total Expenses	2,670,387	243,469
Fees waived and reimbursed	—	(122,106)

Net Expenses	2,670,387	121,363

NET INVESTMENT LOSS	(1,509,305)	(23,219)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Gain (Loss) on:
Investments	(21,984,501)	92,804
Written options	1,227,826	—
Foreign currency transactions	55,311	8,905

Net Realized Gain (Loss)	(20,701,364)	101,709

Change in Unrealized Appreciation (Depreciation) on:
Investments	(79,295,234)	(1,888,620)
Written options	(299,827)	—
Foreign currency translations	368,872	210,593

Net Change in Unrealized Depreciation	(79,226,189)	(1,678,027)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(99,927,553)	(1,576,318)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(101,436,858)	$(1,599,537)

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Statements of Changes in Net Assets

	Winslow Green Growth Fund		Winslow Green Solutions Fund
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	November 1, 2007* Through December 31, 2007
OPERATIONS
Net investment loss	$(1,509,305)	$(1,203,120)	$(23,219)	$(2,672)
Net realized gain (loss) on Investments, Written Options and Foreign Currency Transactions	(20,701,364)	17,993,481	101,709	78,602
Net change in unrealized appreciation (depreciation) on Investments, Written Options and Foreign Currency Translations	(79,226,189)	41,544,360	(1,678,027)	1,872,872

Increase (Decrease) in Net Assets Resulting from Operations	(101,436,858)	58,334,721	(1,599,537)	1,948,802

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments	—	—	—	(33,142)
Net realized gain on investments
Investors shares	—	(15,591,236)	—	—
Institutional shares	—	(1,535,752)	—	—

Total distributions to shareholders	—	(17,126,988)	—	(33,142)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor shares	129,548,028	214,353,036	15,802,410	8,049,403
Institutional shares	17,494,864	19,570,007	—	—
Reinvestment of distributions
Investor shares	—	15,081,462	—	32,146
Institutional shares	—	1,496,507	—	—
Redemption of shares
Investor shares	(45,084,467)	(81,797,895)	(1,773,166)	(3,124)
Institutional shares	(7,221,254)	(3,719,693)		—
Redemption fees
Investor shares	70,131	123,648	7,177	—
Institutional shares	337	471	—	—

Increase (Decrease) from Capital Share Transactions	94,807,639	165,107,543	14,036,421	8,078,425

Increase (Decrease) in Net Assets	(6,629,219)	206,315,276	12,436,884	9,994,085
NET ASSETS
Beginning of period	416,830,740	210,515,464	9,994,085	—

End of period	$410,201,521	$416,830,740	$22,430,969	$9,994,085

SHARE TRANSACTIONS
Sale of shares
Investor shares	6,823,211	9,632,213	1,741,346	952,027
Institutional shares	913,532	868,491	—	—
Reinvestment of distributions
Investor shares	—	677,210	—	3,070
Institutional shares	—	66,988	—	—
Redemption of shares
Investor shares	(2,425,030)	(3,888,953)	(193,353)	(315)
Institutional shares	(371,306)	(169,198)	—	—

Increase (Decrease) in Shares	4,940,407	7,186,751	1,547,993	954,782

Accumulatednet investment loss	$(1,521,514)	$(12,209)	$(32,751)	$(9,532)

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Growth Fund

Financial Highlights

For a share outstanding throughout each period/year

	Six Months Ended June 30, 2008 (Unaudited)		Year Ended December 31,
			2007		2006		2005		2004		2003
INVESTOR SHARES

NET ASSET VALUE PER SHARE, Beginning of period/year	$23.42		$19.85		$17.62		$15.90		$14.41		$7.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)		(0.10	)(a)	(0.23	)(a)	(0.17	)(a)	(0.17	)(a)	(0.11	)(a)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(5.31)		4.70		2.46		2.09		1.90		7.00

Total from Investment Operations	(5.38)		4.60		2.23		1.92		1.73		6.89

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(1.04)		(0.02)		(0.22)		(0.24)		—

Redemption Fees	—	(b)	0.01		0.02		0.02		—	(b)	0.01

NET ASSET VALUE PER SHARE, End of period/year	$18.04		$23.42		$19.85		$17.62		$15.90		$14.41

TOTAL RETURN	(22.97	)%(c)	23.47%		12.77%		12.18%		12.09%		91.74%

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$371.8		$379.7		$194.4		$152.3		$48.4		$55.3
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.42	%(d)	1.45%		1.45%		1.45%		1.45%		1.45%
Before fees waived and expenses absorbed	1.42	%(d)	1.47%		1.49%		1.69%		1.93%		1.90%
Ratio of net investment income (loss) to average net assets
After fees waived and expenses absorbed	(0.81	)%(d)	(0.46)%		(1.22)%		(1.02)%		(1.20)%		(0.93)%
Before fees waived and expenses absorbed	(0.81	)%(d)	(0.48)%		(1.26)%		(1.26)%		(1.68)%		(1.38)%

PORTFOLIO TURNOVER RATE	58	%(c)	94%		113%		103%		102%		202%

(a)	Calculated using average shares outstanding throughout the period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Growth Fund

Financial Highlights

For a share outstanding throughout each period/year

	Six Months Ended June 30, 2008 (Unaudited)		Year Ended December 31, 2007		June 6, 2006(a) through December 31, 2006
INSTITUTIONAL SHARES

NET ASSET VALUE PER SHARE, Beginning of period/year	$23.51		$19.87		$19.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(5.33)		4.72		0.42

Total from Investment Operations	(5.38)		4.68		0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(1.04)		(0.02)

Redemption Fees	—	(c)	—	(c)	0.02

NET ASSET VALUE PER SHARE, End of period/year	$18.13		$23.51		$19.87

TOTAL RETURN	(22.88	)%(d)	23.80%		1.68	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$38.4		$37.1		$16.1
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.17	%(e)	1.20%		1.20	%(e)
Before fees waived and expenses absorbed	1.17	%(e)	1.22%		1.51	%(e)
Ratio of net investment income (loss) to average net assets
After fees waived and expenses absorbed	(0.56	)%(e)	(0.20)%		(1.06	)%(e)
Before fees waived and expenses absorbed	(0.56	)%(e)	(0.22)%		(1.37	)%(e)

PORTFOLIO TURNOVER RATE	58	%(d)	94%		113	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Winslow Green Solutions Fund

Financial Highlights

For a share outstanding throughout each period

	Six Months Ended June 30, 2008 (Unaudited)		November 1, 2007(a) through December 31, 2007
INVESTOR SHARES

NET ASSET VALUE PER SHARE, Beginning of period	$10.47		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	—		—	(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(1.51)		0.51

Total from Investment Operations	(1.51)		0.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.04)

Redemption Fees	—	(c)	—	(c)

NET ASSET VALUE PER SHARE, End of period	$8.96		$10.47

TOTAL RETURN	(14.42	)%(d)	5.07	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (millions)	$22.4		$10.0
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.45	%(e)	1.45	%(e)
Before fees waived and expenses absorbed	2.91	%(e)	5.71	%(e)
Ratio of net investment income (loss) to average net assets
After fees waived and expenses absorbed	(0.28	)%(e)	(0.25	)%(e)
Before fees waived and expenses absorbed	(1.74	)%(e)	(4.51	)%(e)

PORTFOLIO TURNOVER RATE	46	%(d)	19	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited)

NOTE 1. ORGANIZATION

The Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Winslow Green Growth Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund, a common trust fund, in exchange for Fund shares. The Winslow Green Growth Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Winslow Green Solutions Fund commenced operations on November 1, 2007. The Winslow Green Solutions Fund currently offers one class of shares, Investor Shares.

The investment objective of The Winslow Green Growth Fund is capital appreciation through environmentally responsible investing. The Winslow Green Growth Fund will invest at least 80% of its net assets, plus borrowings, for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The investment objective of The Winslow Green Solutions Fund is capital appreciation though investing in companies that provide green solutions.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2008, the Winslow Green Growth Fund held fair valued securities with a market value of $11,121,191 or 2.8% of total net assets. As of June 30, 2008, the Winslow Green Solutions Fund held fair valued securities with a market value of $320,838 or 1.4% of total net assets.

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

B.	Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by identified cost. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.	Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The activity in options written during the six months ended June 30, 2008, is as follows:

Winslow Green Growth Fund

	Contracts	Premiums Received
Options outstanding, beginning of year	1,234	$635,484
Options written	5,342	1,634,300
Options exercise	(200)	(25,657)
Options expired	(3,362)	(758,481)
Options closed	(1,450)	(935,544)

Options outstanding, end of year	1,564	$550,102

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

There were no options written by the Winslow Green Solutions Fund for the six months ended June 30, 2008.

F.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee and exchange fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.	Financial Accounting Standards Board Interpretation No. 48. Effective December 31, 2007, the Funds adopted Financial Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2008, open tax years for the Winslow Green Growth Fund include the tax years ended December 31, 2004 through December 31, 2007. As of June 30, 2008, open tax years for the Winslow Green Solutions Fund include the tax year ended December 31, 2007. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year/period ended December 31, 2007. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

J.

Financial Accounting Standards Board Interpretation No. 157. In September 2006, the Financial Accounting Standards Board issued Standard No. 157 “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds adopted FAS 157 effective March 31, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Winslow Green Growth Fund

FAS 157 – Summary of Fair Value Disclosure at June 30, 2008

Description	Investments in Securities	Other Financial Instruments
Level 1 – Quoted prices	$399,702,246	$(944,870.00)
Level 2 – Other Significant observable inputs	$—	—
Level 3 – Significant unobservable inputs	$11,121,191	—

Total	$410,823,437	$(944,870)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

FAS 157 – Level 3 Reconciliation at June 30, 2008

Investments in Securities
Balance as of 12/31/07	$42,874,030
Change in unrealized Appreciation	2,896,568
Realized gain (loss)	(4,114,062)
Net purchases/sales	(13,034,015)
Transfers in and out of level 3	(17,501,330)

Balance as of 6/30/08	$11,121,191

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

Winslow Green Solutions Fund

FAS 157 – Summary of Fair Value Disclosure at June 30, 2008

Description	Investments in Securities	Other Financial Instruments
Level 1 – Quoted prices	$21,975,784	—
Level 2 – Other Significant observable inputs	$—	—
Level 3 – Significant unobservable inputs	$320,838	—

Total	$22,296,622	$0

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

FAS 157 – Level 3 Reconciliation at June 30, 2008

Investments in Securities
Balance as of 12/31/07	$1,890
Change in unrealized appreciation	103,510
Net purchases / sales	215,438

Balance as of 6/30/08	$320,838

K.	New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, now derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

L.	Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets in illiquid securities.

At June 30, 2008, the Winslow Green Growth Fund had investments in illiquid securities with a total value of $50,345,696 or 12.3% of total net assets.

	Shares	Dates Acquired	Cost Basis
Infinity Bio-Energy, Ltd.	76,618	5/06 –1/08	$323,780
Lighting Science Group Corp.	1,188,883	1/08 – 6/08	9,162,412
Metalico Inc., Unregistered	446,330	3/08	4,351,718
Nevada Geothermal Power, Inc. Private Placement	2,581,007	5/08	2,571,715
Protonex Technology Corp.	620,500	6/06	975,358
Real Goods Solar, Inc.	1,121,920	5/08	10,589,846
U.S. Geothermal, Inc. Restricted	294,708	4/08	690,490
Waterfurnace Renewable Energy, Ltd.	660,000	9/06 – 1/08	14,756,078
World Energy Solutions, Inc.	6,300,000	12/07 –6/08	5,684,420

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

At June 30, 2008, the Winslow Green Solutions Fund had investments in illiquid securities with a total value of $257,334 or 1.1% of total net assets.

	Shares	Dates Acquired	Cost Basis
Metalico Inc., Unregistered	16,320	3/08	$159,120

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Winslow Management Company (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of each Fund. For the six months ended June 30, 2008, The Winslow Green Growth Fund and the Winslow Green Solutions Fund incurred $1,727,012 and $75,151, respectively, in advisory fees.

During the year, the Advisor has contractually agreed to waive its fees and/or reimburse certain Fund expenses through April 30, 2009 to limit its total annual operating expenses to 1.20% for Institutional Shares and 1.45% for Investor shares of each class’ average daily net assets within each Fund. Various service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

Additionally, any fees waived or voluntarily reduced since the Funds’ reorganization into Professionally Managed Portfolios on May 27, 2008 shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal years does not exceed the applicable limitation of Fund expenses. The Funds must pay their ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time reimbursement is initiated. For the six months ended June 30, 2008, the Advisor waived $122,106 in fees for the Winslow Green Solutions Fund. The Advisor may recapture $14,011 before December 31, 2011 as this represents fees waived since the Fund’s reorganization on May 27, 2008. The Winslow Green Growth Fund waived $0 in expenses for the six months ended June 30, 2008.

Effective May 27, 2008, U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, became the Funds’ Administrator (“Administrator”), and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

First $250 million	0.06% of average daily net assets
Next $1 billion	0.04% of average daily net assets
Balance	0.03% of average daily net assets
$32,000 minimum per Fund per year

Prior to May 27, 2008, Citi Financial Services, LLC acted as the Funds’ service provider by providing administration, portfolio accounting and transfer agency services to the Funds.

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

For the six months ended June 30, 2008, the Winslow Green Growth Fund and Winslow Green Solutions Fund incurred administration fees of $148,324 and $8,439, respectively. The officers of the Trust are employees of the USBFS. The Chief Compliance Officer is also an employee of the USBFS.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Winslow Green Growth Fund, excluding short-term investments, for the six months ended June 30, 2008, were $327,394,105 and $225,189,960, respectively.

The cost of purchases and proceeds from the sales of securities for the Winslow Green Solutions Fund, excluding short-term investments, for the six months ended June 30, 2008, were $20,876,752 and $7,171,854, respectively.

There were no purchases or sales of U.S. Government obligations for either Fund the six months ended June 30, 2008.

The cost basis of investments for federal income tax purposes at June 30, 2008 was as follows:

	Winslow Green Growth Fund	Winslow Green Solutions Fund
Cost of investments	$421,114,421	$22,101,827

Gross tax unrealized appreciation	66,314,645	2,020,239
Gross tax unrealized depreciation	(76,605,629)	(1,825,444)

Net tax unrealized appreciation/ (depreciation)	(10,290,984)	194,795

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2008 and the fiscal year ended December 31, 2007 for the Funds were as follows:

The Winslow Green Growth Fund

	June 30, 2008	December 31, 2007
Distributions paid from:
Long-term capital gain	$—	$17,126,988

The Winslow Green Solutions Fund

	June 30, 2008	December 31, 2007*
Distributions paid from:
Ordinary income	$—	$33,142

*	For the period from November 1, 2007 (commencement of operations) through December 31, 2007.

WINSLOW GREEN MUTUAL FUNDS

Notes to Financial Statements

June 30, 2008 (Unaudited) (Continued)

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Winslow Green Growth Fund	Winslow Green Solutions Fund
Net tax unrealized appreciation	$68,545,830	$1,872,872

Undistributed ordinary income	2,207,142	11,775
Undistributed long-term capital gain	155,706	40,545

Total distributable earnings	2,362,848	52,320

Other accumulated losses	(101,126)	(536)

Total accumulated earnings	$70,807,552	$1,924,656

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to Wash Sales, post-October currency loss, calendar year open straddle losses, mark to market on section 988 contracts in the Winslow Green Growth Fund and post-October currency loss in the Winslow Green Solutions Funds.

NOTE 6. INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. As of June 30, 2008, the market value of all securities of affiliated companies held in the Winslow Green Growth Fund amounted to $92,726,756, representing 22.6% of net assets. For the six months ended June 30, 2008, the Winslow Green Growth Fund had the following transactions with affiliated companies:

	Share Balance December 31, 2007	Purchases	Sales	Share Balance June 30, 2008	Realized Loss	Dividend Income	Value June 30, 2008	Acquisition Cost
Basin Water, Inc.	1,100,000	$801,984	$—	1,901,984	$—	$—	$8,901,286	$16,173,944
LSB Industries, Inc.	825,000	250,000	—	1,075,000	—	—	21,285,000	23,182,045
Orbcomm, Inc.	2,000,000	490,000	—	2,490,000	—	—	14,193,000	21,314,860
Real Goods Solar, Inc.	—	1,121,920	—	1,121,920	—	—	6,899,808	10,589,846
ThermoGenesis Corp.	3,100,000	77,700	—	3,177,700	—	—	4,448,780	12,277,393
U.S Geothermal, Inc.	3,600,000	50,000	—	3,650,000	—	—	10,731,000	4,760,957
U.S. Geothermal, Inc. Restricted	—	294,708	—	294,708	—	—	779,797	690,490
Waterfurnace Renewable Energy, Ltd.	652,000	8,000	—	660,000	—	95,370	17,456,311	14,756,078
World Energy Solutions, Inc.	783,971	5,516,029	—	6,300,000	—	—	8,031,774	5,621,378

Total	12,060,971	$8,610,341	$—	20,671,312	$—	$95,370	$92,726,756	$109,366,991

WINSLOW GREEN MUTUAL FUNDS

Additional Information (Unaudited)

June 30, 2008

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov. The Winslow Green Growth Fund’s proxy voting records for the period of July 1, 20006 though June 30, 2007 is available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. the Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Expense Example for the Six Months Ended June 30, 2008 (Unaudited)

As a shareholder of the Winslow Green Growth Fund or the Winslow Green Solutions Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 – June 30, 2008).

Actual Expenses – The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption or exchange fee equal to 2.00% of the net amount of the redemption or exchange if you redeem or exchange your shares less than 90 days after you purchase them. Investment Retirement Accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the

WINSLOW GREEN MUTUAL FUNDS

Additional Information (Unaudited) (Continued)

June 30, 2008

expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period January 1, 2008 – June 30, 2008*
Winslow Green Growth Fund
Investor Class Actual	$1,000	$770	$6.25
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.12
Institutional Class Actual	$1,000	$771	$5.15
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,019	$5.87

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During the Period January 1, 2008 – June 30, 2008
Winslow Green Solutions Fund
Actual	$1,000	$856	$6.69
Hypothetical (5% return before expenses)	$1,000	$1,018	$7.27

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.42% for Winslow Green Growth Fund Investor shares, 1.17% for Winslow Green Growth Institutional shares and 1.45% (fees and waivers in effect) for Winslow Green Solutions Fund, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

WINSLOW GREEN MUTUAL FUNDS

Notes

WINSLOW GREEN MUTUAL FUNDS

Notes

Investment Adviser

Winslow Management Company, LLC

99 High Street, 12th Floor

Boston, Massachusetts 02110

Custodian

U.S. Bank N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 811-0224

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Paul, Hastings, Janofsky & Walker, LLP

Park Avenue Tower

77 E. 55th Street, Floor 15

New York, NY 10022

Winslow Green Growth Fund – Investor Shares

Symbol – WGGFX

CUSIP – 742935273

Winslow Green Growth Fund – Institutional Shares

Symbol – WGGIX

CUSIP – 742935265

Winslow Green Solutions Fund

Symbol – WGSLX

CUSIP – 742935257

Printed with vegetable-based inks

127-SAR-0608

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form
N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Professionally Managed Portfolios

By (Signature and Title)*    /s/ Robert M. Slotky

Robert M. Slotky, President

Date    September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Robert M. Slotky

Robert M. Slotky, President

Date    September 4, 2008

By (Signature and Title)*    /s/ Eric W. Falkeis

Eric W. Falkeis, Treasurer

Date    August 26, 2008

* Print the name and title of each signing officer under his or her signature.

Winslow Green Mutual Funds 6.30.08 N-CSR